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                                                               EXHIBIT 23.2

                      CONSENT OF INDEPENDENT AUDITORS

The Board of Directors

Envoy i-Con, Inc.:

   We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.

                                          /s/ KPMG LLP

Portland, Oregon

July 20, 2000